                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       Endeavour International Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing Party:

--------------------------------------------------------------------------------
     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                   (ENDEAVOUR INTERNATIONAL CORPORATION LOGO)
                            1001 FANNIN, SUITE 1700
                              HOUSTON, TEXAS 77002

July 23, 2004

Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of Endeavour International Corporation, which will be held on Tuesday, August 24, 2004, at 10:00 a.m., local time, at the Hilton Americas Hotel, 1600 Lamar Street, Houston, Texas. At the meeting, you will hear a report on the Company's business and have the opportunity to meet the Company's directors and executives.

     The materials enclosed include the formal notice of the meeting, the proxy statement, the proxy card and the Company's Forms 10-KSB and 8-K. The proxy statement tells you about the agenda, procedures and rules of conduct for the meeting. It also describes how the Company's Board of Directors operates and gives certain information about the Company. The Form 10-KSB provides an annual report, including financial information of the Company at December 31, 2003. The Company changed its method of accounting for oil and gas properties in June 2004 to more accurately reflect the results of future operations. The Form 8-K provides restated financial information for the years ended December 31, 2003 and 2002 under this new method of accounting.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, sign and return the enclosed proxy card in the accompanying envelope.

     Thank you for your cooperation and continued support.

Sincerely,


-s- WILLIAM L. TRANSIER                     -s- JOHN N. SEITZ
WILLIAM L. TRANSIER                         JOHN N. SEITZ
Co-Chief Executive Officer and Director     Co-Chief Executive Officer and Director

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 24, 2004

                             ---------------------

Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Endeavour International Corporation, a Nevada corporation, which will be held on Tuesday, August 24, 2004, at 10:00 a.m., local time, at the Hilton Americas Hotel, 1600 Lamar Street, Houston, Texas. The Annual Meeting will be held for the following purposes:

          1. To elect five directors to serve terms expiring in 2005, 2006 and 2007;

          2. To approve the 2004 Incentive Plan; and

          3. To transact such other business as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.

     The close of business on July 19, 2004 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A SELF-ADDRESSED, POSTAGE PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PREVIOUSLY GIVEN PROXY AND VOTE YOUR SHARES IN PERSON.

                                           By Order of the Board of Directors,

                                           -s- H. DON TEAGUE

                                           H. DON TEAGUE
                                           Secretary

July 23, 2004

                      ENDEAVOUR INTERNATIONAL CORPORATION
                            1001 FANNIN, SUITE 1700
                              HOUSTON, TEXAS 77002

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Endeavour International Corporation, a Nevada corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, August 24, 2004, at 10:00 a.m., local time, at the Hilton Americas Hotel, 1600 Lamar Street, Houston, Texas, or at any adjournment(s) or postponement(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock (the "Common Stock") of the Company. The costs of the solicitation will be borne by the Company. This proxy statement and the proxy card were first mailed to stockholders of the Company on or about July 23, 2004.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

     Stockholders are asked to date, sign and return the enclosed proxy card using the self-addressed envelope provided. The persons named as proxies on the proxy card were designated by the Board of Directors. Any proxy given pursuant to such solicitation and received prior to the Annual Meeting will be voted as specified in such proxy. Unless otherwise instructed or unless authority to vote is withheld, proxies will be voted FOR the election of the nominees to the Board of Directors, FOR approval of the 2004 Incentive Plan and in accordance with the judgment of the persons named in the proxy on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     At the close of business on July 19, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 69,312,422 outstanding shares of Common Stock and 19,714 shares of the Company's Series B Preferred Stock. Each stockholder is entitled to one vote for each share of Common Stock and one vote for each share of Series B Preferred Stock. Holders of Common Stock and Series B Preferred Stock will vote together as a single class on the matters to be voted on at the Annual Meeting. The Common Stock and Series B Preferred Stock are the only classes of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting. In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present.

     The Company. In February 2004 the Company completed a series of transactions that significantly expanded the Company's scope and objectives. The expanded organization was renamed "Endeavour International Corporation." The series of transactions included, among other things, an offering of Common Stock, the acquisition of NSNV, Inc. through a merger and the selection of a new management team for the Company. The strategy of the new management team is to acquire, explore, and develop primarily international natural gas and oil properties, with an initial focus on the North Sea Region. More information on the Company and these related transactions can be found in the Company's Form 10-KSB for the year ended December 31, 2003.

     The Company's Form 10-KSB for the year ended December 31, 2003 and Form 8-K dated July 9, 2004 are being mailed with the enclosed proxy to all stockholders entitled to vote at the Annual Meeting. The Forms 10-KSB and 8-K do not constitute a part of this proxy soliciting material.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

     Five directors are to be elected at the Annual Meeting. The Company's bylaws provide for one to fifteen directors (as determined by resolution of the Board of Directors). Effective July 7, 2004 the Board of Directors adopted an amendment to the Company's bylaws implementing a classified board consisting of Class I, Class II and Class III directors. The initial term of the directors elected at the Annual Meeting will be for (i) Class I directors until the next annual meeting of stockholders after the Annual Meeting, (ii) Class II directors until the second annual meeting of stockholders after the Annual Meeting and
(iii) for Class III directors until the third annual meeting of stockholders after the Annual Meeting. Thereafter at each subsequent annual meeting of the Company's stockholders, the directors of the class elected at such meeting will serve for three-year terms. In accordance with the Company's bylaws, the five nominees are to be elected in three classes with varying terms, as shown below. Each of the directors will hold office for the term indicated and until his or her successor is duly elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The following table sets forth information regarding the names, ages and principal occupations of the nominees, directorships in other companies held by them and the length of continuous service as a director of the Company:

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

THREE-YEAR TERM/CLASS III                     PRINCIPAL OCCUPATION AND DIRECTORSHIPS      AGE
-------------------------                     --------------------------------------      ---
Barry J. Galt.............................  Director of Dynegy, Inc., Trinity             70
                                            Industries, Inc., and Abraxas Petroleum
                                            Company. Director of the Company since May
                                            2004.

TWO-YEAR TERM/CLASS II                        PRINCIPAL OCCUPATION AND DIRECTORSHIPS      AGE
----------------------                        --------------------------------------      ---
Nancy K. Quinn............................  Principal of Hanover Capital. Director of     50
                                            the Company since March 2004.
John N. Seitz.............................  Co-Chief Executive Officer of the Company.    52
                                            Director of Input/Output Inc. and Elk
                                            Petroleum, Inc. Director of the Company
                                            since February 2004.

ONE-YEAR TERM/CLASS I                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS      AGE
---------------------                         --------------------------------------      ---
John B. Connally III......................  Independent Oil and Gas Investor. Founder     58
                                            and Principal of Pure Gas Partners, Ltd.
                                            Director of Pure Energy Group, Inc.
                                            Director of the Company since May 2002.
William L. Transier.......................  Co-Chief Executive Officer of the Company.    50
                                            Director of Reliant Resources, Inc. and Cal
                                            Dive International, Inc. Director of the
                                            Company since February 2004.

     Each of the nominees named above has been engaged in the principal occupation set forth opposite his or her name for the past five years except as follows:

     Mr. Galt served as Director for Ocean Energy, Inc. (and its predecessor company, Seagull Energy Corporation) from 1983-2003, prior to its merger with Devon Energy Corporation.

     Ms. Quinn was an Executive Director of The Beacon Group, LP, a merchant banking and financial advisory firm, from 1996-2000. Ms. Quinn was a Director of Louis Dreyfus Natural Gas Co. from 1999-2001.

     Mr. Seitz served as Chief Executive Officer, Chief Operating Officer and President of Anadarko Petroleum Corporation from 2002-2003, and as President and Chief Operating Officer of Anadarko Petroleum Corporation from 1999-2003.

     Mr. Connally served as President, Chief Executive Officer and a Director of BPK Resources, Inc., a gas and oil exploration company whose shares traded on the OTC Bulletin Board, from 2002-April 2004, Principal and Officer of Graver Manufacturing Company from 2000-2001 and Director and Officer of International Testing Services, Inc. from 1999-2000.

     Mr. Transier served as Executive Vice-President and Chief Financial Officer for Ocean Energy, Inc. from 1999-2003, prior to its merger with Devon Energy Corporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of July 19, 2004, with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of outstanding Common Stock. The table also sets forth, as of such date, the beneficial ownership of Common Stock by the Company's former chief executive officer (the "named executive officer"), current executive officers and all directors, individually and as a group.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              -----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                            SHARES     PERCENT(1)
------------------------------------                          ----------   ----------
William L. Transier.........................................   6,093,750       8.8%
  1001 Fannin, Suite 1700
  Houston, Texas 77002
John N. Seitz...............................................   6,093,750       8.8%
  1001 Fannin, Suite 1700
  Houston, Texas 77002
Michael P. Marcus...........................................   4,650,594(2)     6.7%
  1505 Rockcliff Road
  Austin, Texas 78746
RAM Trading, Ltd............................................   4,134,361       6.0%
  2100 Enterprise Avenue
  Geneva, Illinois 60134
Stephen P. Harrington.......................................   2,234,542(3)     3.2%
Bruce H. Stover.............................................     837,500       1.2%
Michael D. Cochran..........................................     687,500(4)     1.0%
H. Don Teague...............................................     325,000         *
Robert L. Thompson..........................................     150,000         *
John B. Connally III........................................     270,000(5)       *
Nancy K. Quinn..............................................      32,500         *
Barry J. Galt...............................................      70,000         *
All directors and executive officers as a group (10
  persons)..................................................  16,794,542(6)    24.2%

---------------

 *  Less than 1%.

(1) Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, shares are deemed to be "beneficially owned" by a person if he directly or indirectly has or shares the power to vote or dispose of such shares or to direct the vote or disposition of such shares, whether or not he has any pecuniary interest in such shares, or if he has the right to acquire the power to vote or dispose of such shares or to direct the vote or disposition of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or right. This table has been prepared based on 69,312,422 shares of Common Stock outstanding as of July 19, 2004.

(2) Includes 282,500 shares issuable upon exercise of warrants.

(3) Includes 100,000 shares issuable upon exercise of options. Also includes 1,909,542 shares owned of record by SPH Investments, Inc., of which Mr. Harrington is the sole officer and director.

(4) Includes 250,000 shares owned of record by 1600 Group, LLC, of which Mr. Cochran is the Manager and has sole voting and investing power.

(5) Includes 100,000 shares issuable upon exercise of options.

(6) Includes 200,000 shares issuable upon exercise of options.

SERIES B PREFERRED STOCK

     The holders of the Company's Series B Preferred Stock are entitled to vote with the holders of Common Stock on all matters for which stockholders are entitled to vote. Each share of Series B Preferred Stock is entitled to one vote per share.

     The following table sets forth, as of July 19, 2004, information with respect to the securities holdings of all persons which the Company has reason to believe may be deemed the beneficial owners of more than five percent (5%) of outstanding shares of Series B Preferred Stock. As of such date, the named executive officer and directors did not beneficially own any shares of Series B Preferred Stock.

                                                                AMOUNT AND
                                                                NATURE OF         PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP    OF CLASS
------------------------------------                       --------------------   ----------
Michael Lauer............................................         19,714            100.0%
  7 Dwight Lane
  Greenwich, CT 06831

MANAGEMENT

     The following sets forth certain information about each executive officer of the Company.

NAME                                        AGE                 POSITIONS HELD
----                                        ---                 --------------
William L. Transier.......................  50    Co-Chief Executive Officer and Director
John N. Seitz.............................  52    Co-Chief Executive Officer and Director
Michael D. Cochran........................  62    Executive Vice President Exploration
Bruce H. Stover...........................  55    Executive Vice President Operations and
                                                  Business Development
H. Don Teague.............................  61    Executive Vice President, Administration,
                                                  General Counsel and Secretary
Robert L. Thompson........................  57    Vice President, Chief Accounting Officer
                                                  and Corporate Planning

     The following is a brief summary of the business experience of each of the above-named individuals:

     William L. Transier. Mr. Transier became Co-Chief Executive Officer and a Director of the Company on February 26, 2004. From 1999 to 2003, Mr. Transier was Executive Vice President and Chief Financial Officer for Ocean Energy, Inc. prior to its merger with Devon Energy Corporation. In this role, he was responsible for the functions associated with corporate treasury, accounting, investor relations, corporate communications, human resources, administration, tax, corporate planning, internal audit, corporate mergers and acquisitions, business development and marketing and trading. He was named to that position in March 1999 following the merger of Ocean Energy and Seagull Energy Corporation ("Seagull Energy"). Mr. Transier was part of the executive management team that spearheaded the most recent merger that ultimately contributed to the creation of the largest independent U.S. oil and gas exploration and production company, Devon Energy Corporation.

     From September 1998 to March 1999, Mr. Transier was Executive Vice President and Chief Financial Officer for Seagull Energy, and was part of the leadership team that successfully completed the merger with Ocean Energy. He originally joined Seagull Energy in May 1996 as Senior Vice President and Chief Financial Officer. Mr. Transier began his career in the audit department of KPMG LLP, an international audit and business strategy consulting firm. In 1986, he became a partner in the firm.

     Mr. Transier graduated from The University of Texas with a Bachelor of Business Administration and honors in accounting. He received his Masters in Business Administration from Regis University and attended the International Program at Wharton Business School. He also studied law at the University of Houston Law Center. Mr. Transier is a director of Reliant Resources, Inc., and Cal Dive International, Inc.

     John N. Seitz. Mr. Seitz became Co-Chief Executive Officer and a Director of the Company on February 26, 2004. From January 2002 to March 2003, Mr. Seitz was Chief Executive Officer, Chief Operating Officer and President of Anadarko Petroleum Corporation. Mr. Seitz was named to those positions in 2002 following a progression of increasingly responsible executive positions from Vice President -- Exploration from 1997 to 1999 to President and Chief Operating Officer from 1999 to 2003. Under Mr. Seitz's leadership, Anadarko successfully and economically grew its reserves and production base from its independence in 1986 through 2002 through a combination of consistent organic growth and selective acquisitions, making Anadarko one of the largest independent exploration and production companies in the world. This growth was spearheaded by Anadarko's significant exploration discoveries in Algeria, Alaska, the East Texas Bossier Play, and the sub-salt play in the Gulf of Mexico. During the ten-year period commencing in 1992, Anadarko grew its reserves per share by an average of 11% per year. Mr. Seitz began his career with Anadarko in 1977 as a senior geologist and progressed to the position of Manager -- Exploration in 1986 at the time of Anadarko's spin-off from Panhandle Eastern. Before that, Mr. Seitz was a geologist with Amoco Production Company, beginning his career there in 1975.

     Mr. Seitz received his Bachelor of Science degree in Geology from the University of Pittsburgh in 1974 and a Master of Science degree in Geology from Rensselaer Polytechnic Institute in 1975. He has also received advanced studies in business from the University of Houston and Wharton School of Business. Mr. Seitz is an AIPG Certified Professional Geologist and is a licensed professional geoscientist with the State of Texas. He serves as a trustee for the American Geological Institute Foundation and is a director of Input/ Output Inc. and Elk Petroleum, Inc.

     Michael D. Cochran. Dr. Cochran became Executive Vice President Exploration of the Company on February 26, 2004. From 2001 to 2003, Dr. Cochran was Senior Vice President, Strategy and Planning, for Anadarko. Named to the position in 2001, he was responsible for portfolio management, business models, economic analyses, business intelligence, and planning. From 1997 to 2001, he served as Vice President, World-Wide Exploration, where he was responsible for both U.S. and international exploration and development activities for Anadarko. In addition, he led the integration of the Union Pacific Resources and Anadarko exploration and development organizations.

     Dr. Cochran began his career with Gulf Oil Company ("Gulf Oil") in 1968, and served in many capacities in both research and exploration in U.S. and international arenas. Dr. Cochran was Manager, Exploration -- Central Exploration Group, during the merger of Gulf Oil with Chevron Corporation. He joined Geosource, Inc. in 1984 as Director, Technology; his responsibilities included implementing and marketing new technologies. He joined Anadarko in 1987 as Chief Geophysicist and, subsequently held managerial positions in various exploration areas. Dr. Cochran was Manager, International Exploration for Anadarko during its initial discoveries in Algeria.

     Dr. Cochran holds a Bachelor of Science degree from Tulane University and a Master of Science degree in Geology from Bowling Green State University. He earned a Ph.D. in Geophysics from Rice University in 1969.

     Bruce H. Stover. Mr. Stover became Executive Vice President Operations and Business Development of the Company on February 26, 2004. From 1997 to 2003, Mr. Stover was Senior Vice President, Worldwide Business Development for Anadarko. In this role, Mr. Stover had responsibility for evaluating and securing new business opportunities for Anadarko, domestic and international, and was also responsible for mergers and acquisitions. Mr. Stover joined Anadarko in 1980 as Chief Engineer. In 1989 he was named President and General Manager for Anadarko Algeria Corporation where he led the company's start-up operations in Algeria. In 1993, he was named Vice President, Acquisitions and in 1997 that position evolved into Vice President, Worldwide Business Development. Prior to joining Anadarko, Mr. Stover was employed with Amoco Production Company from 1972 to 1979.

     Mr. Stover is a graduate of the University of Oklahoma where he earned a Bachelor of Science degree in Petroleum Engineering in 1971.

     H. Don Teague. Mr. Teague became Executive Vice President, Administration, General Counsel and Secretary in March 2004. Most recently, Mr. Teague has been an independent consultant. Prior to that he was Executive Vice President and General Counsel of ICG Communications, Inc., from 1997 to 2000, and Senior Vice President and General Counsel of Falcon Seaboard, Inc., from 1994 to 1997. ICG Communications, Inc. filed a petition under the Federal bankruptcy laws in 2000. Mr. Teague was a partner at Vinson & Elkins L.L.P. from 1974 to 1994.

     Mr. Teague received a B.B.A. and an LL.B. from The University of Texas and a LL.M. from Harvard University.

     Robert L. Thompson. Mr. Thompson became Vice President, Chief Accounting Officer and Corporate Planning in March 2004. He was most recently Vice President and Controller of Ocean Energy. Mr. Thompson joined Ocean Energy in 2001 and was responsible for its accounting functions and a member of its Management Committee until the company merged with Devon Energy Corporation. Prior to Ocean Energy, he worked with Cambridge Energy Research Associates as a senior consultant on finance and economics. The majority of his career was spent with Dallas-headquartered independent oil and gas exploration and production company Oryx Energy Company and its predecessors. His positions there included Director -- Financial Analysis, Director -- Business Planning and Acquisitions, and Controller and Vice President -- Planning. Oryx Energy merged with Kerr-McGee in 1999, with Mr. Thompson providing financial analysis and due diligence regarding that transaction.

     Mr. Thompson received a Bachelor of Science in Management and a Masters in Business Administration from Drexel University in Philadelphia. He also attended the Senior Executive Program at Massachusetts Institute of Technology and is a certified public accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent (10%) of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Such officers, directors and ten percent (10%) stockholders are also required by applicable Securities and Exchange Commission rules to furnish the Company with copies of all forms filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act. Based solely on our review of the copies of such forms we received, we believe that during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% stockholders were satisfied in a timely fashion.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     As discussed above, the Company completed a series of transactions in February 2004 that significantly expanded the Company's scope and objectives. Since February 2004 the Company has had a new management team and has added two new outside directors to the Company's Board of Directors. The Board of Directors has had an Audit Committee in place since November 2002, and two new Committees of the Board of Directors were formed in 2004, including the Compensation Committee in March 2004 and the Governance and Nominating Committee in June 2004. New assignments were made to each of the Committees of the Board of Directors in 2004.

     The Company's Board of Directors held four meetings during 2003 and executed eleven unanimous consents in lieu of meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors, except Mr. Connally. The Company did not hold an Annual Meeting of Stockholders during 2003.

     The Board of Directors currently has the following standing committees:

     Audit Committee. The Audit Committee consists of Ms. Quinn and Messrs. Connally and Galt. Ms. Quinn was appointed to the Audit Committee as Chairman in March 2004. The Audit Committee held no meetings during 2003. The Board of Directors has determined the members of the Audit Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under Exchange Act and the rules of the American Stock Exchange. The Committee is appointed by the Board of Directors to assist the Board in oversight of (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the performance of the Company's internal audit function and independent auditors, and (iv) the independent auditors' qualifications and independence. The Audit Committee Charter is attached to this proxy statement as Annex A and is available on the Company's website at www.endeavourcorp.com or in print to any stockholder who requests it. The report of the Audit Committee is set forth beginning on page 9.

     Compensation Committee. The Compensation Committee consists of Ms. Quinn and Messrs. Connally and Galt. Mr. Connally serves as Chairman of the Compensation Committee. The Committee was formed in March 2004 and thus held no meetings during 2003. The Board of Directors has determined the members of the Compensation Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act and the rules of the American Stock Exchange. The Committee is appointed by the Board of Directors and has overall responsibility for reviewing, evaluating and approving the Company's executive officer compensation arrangements, plans and policies. The Compensation Committee Charter is available on the Company's website at www.endeavourcorp.com or in print to any stockholder who requests it. The report of the Compensation Committee is set forth beginning on page 12.

     Governance and Nominating Committee. The Governance and Nominating Committee consists of Ms. Quinn and Messrs. Connally and Galt. Mr. Galt serves as Chairman of the Governance and Nominating Committee. The Committee was formed in June 2004 and thus held no meetings during 2003. The Board of Directors has determined the members of the Governance and Nominating Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act and the rules of the American Stock Exchange. The Governance and Nominating Committee is appointed by the Board of Directors to (i) assist the Board in identifying individuals qualified to become Board members and to recommend to the Board individuals to be nominees for election at the Annual Meetings of Stockholders or to be appointed to fill vacancies; (ii) recommend to the Board director nominees for each committee of the Board; (iii) advise the Board about appropriate composition of the Board and its committees; (iv) recommend corporate governance guidelines and to assist the Board in implementing those guidelines; (v) assist the Board in its annual review of the performance of the Board and its committees; and (vi) recommend to the Board appropriate compensation for the Directors.

     Qualification and Nomination of Director Candidates. The Governance and Nominating Committee of the Company has the responsibility under its charter to recommend nominees for election as directors to the Board of Directors. In considering candidates for the Board of Directors, the Governance and Nominating Committee considers the entirety of each candidate's credentials. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Governance and Nominating Committee. While the Governance and Nominating Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation, it may consider, among other factors, whether the candidate is independent, has relevant business and financial experience, has industry or other specialized expertise and possesses high ethical standards and integrity.

     Recommendation or Nomination of Directors by Stockholders. The Governance and Nominating Committee of the Company does not have a policy with regard to the consideration of any director candidates recommended by the stockholders of the Company. The Board of Directors of the Company believes that the Governance and Nominating Committee Charter provides adequate and proper procedures for identifying director nominees for the Company and, therefore, it is appropriate for the Company not to have such a policy.

     The Governance and Nominating Committee Charter is available on the Company's website at www.endeavourcorp.com or in print to any stockholder who requests it.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is governed by a new charter adopted by the Board of Directors in May 2004. The Audit Committee is comprised of three independent outside directors. The Board of Directors has determined that Ms. Quinn is an audit committee financial expert, based on the definition and additional expertise factors outlined by the Securities and Exchange Commission.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements annually, for reviewing the Company's unaudited interim financial statements and for reporting on certain matters to the Committee. The Audit Committee's primary responsibility is to monitor and oversee these processes and the independence and performance of the Company's independent auditors. The Audit Committee's specific responsibilities are set forth in the Audit Committee Charter.

     The Audit Committee has reviewed and discussed with the Company's management and LJ Soldinger Associates, LLC, the Company's independent auditors for 2003 and 2002, the audited financial statements contained in the Company's Form 10-KSB for the year ended December 31, 2003.

     The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from LJ Soldinger Associates, LLC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with LJ Soldinger Associates, LLC such independent auditors' independence. The Audit Committee has also considered whether the provisions of non-audit services to the Company by LJ Soldinger Associates, LLC is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

     This report is submitted on behalf of the Audit Committee.

                                          Nancy K. Quinn, Chairman
                                          John B. Connally III
                                          Barry J. Galt

INDEPENDENT PUBLIC ACCOUNTANTS AND AUDIT FEES SUMMARY

     Change in Independent Accountant. The Company's principal accountant for the last two fiscal years was LJ Soldinger Associates, LLC. In February 2004, the Company completed a series of transactions that significantly expanded the scope and objectives of the Company under the leadership of a new management team. After the transactions were consummated, the Board of Directors determined that a change in independent auditors was appropriate. Effective April 29, 2004, the Audit Committee of the Board of Directors approved such change. During the Company's two most recent fiscal years ended December 31, 2003 and the subsequent period prior to such change, there were no disagreements with the former independent auditor, whether resolved or not, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former independent auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The former independent auditor's report for each of the last two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     Effective April 29, 2004, the Audit Committee of the Board of Directors approved the engagement of KPMG LLP as the principal accountants to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent period prior to such appointment, the Company has not consulted the newly engaged independent auditor regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     A representative from KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. No representative from LJ Soldinger Associates, LLC is expected to be present at the Annual Meeting.

     Audit Fees Summary. LJ Soldinger Associates, LLC provided services to the Company in the following categories and amounts in 2003 and 2002:

     Audit Fees. The aggregate fees billed by the Company's principal accountant for professional services rendered for the audit of its annual financial statements on Form 10-KSB, the review of the financial statements included in our quarterly reports on Form 10-QSB and audit services provided in connection with statutory and regulatory filings were $235,000 for the fiscal year ended December 31, 2003 and $399,000 for the fiscal year ended December 31, 2002.

     Tax Fees. The aggregate fees billed for tax compliance, tax advice and tax planning rendered by the Company's independent auditors were $0 and $15,000 for the fiscal years ended December 31, 2003 and 2002, respectively. The services comprising these fees include tax preparation, tax advice and tax planning services.

     Audit-Related Fees and All Other Fees. There were no other fees billed by the Company's independent auditors for the fiscal years ended December 31, 2003 or 2002.

     The Audit Committee approved 100% of the fees paid to the Company's principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by our principal accountant in accordance with the Audit Committee Charter.

COMPENSATION OF DIRECTORS

     In November 2002 the Company issued options to purchase 100,000 shares of Common Stock to each director of the Company at that time. On August 8, 2003 the prior Board of Directors of the Company modified the terms of the 500,000 options granted to its directors in 2002 by reducing the option exercise price from $5.00 to $2.30 per share and extending the option expiration date from November 4, 2004 to August 4, 2008. During August 2003 the Company paid legal fees in cash and shares of Common Stock for a total value of $20,800 to Joseph Fioravanti, who was a director of the Company at that time, and issued 100,000 shares of Common Stock and granted options to purchase 200,000 shares of Common Stock as director compensation to Mr. Fioravanti. The options vested immediately at an exercise price of $3.00 per share and will expire on August 3, 2008. In 2003 the directors received no additional compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings.

     In March 2004 the Company approved new compensation guidelines for non-employee directors pursuant to which each outside director will receive annual compensation of 5,000 shares of restricted Common Stock, options to purchase 5,000 shares of Common Stock, and $20,000 in cash. The outside directors will also receive $2,500 per annum for service as a committee chairman and $1,000 for each Board or committee meeting attended. All directors' fees are to be paid on a quarterly basis. The Company has offered the directors the option of making an annual election to take restricted stock, for an amount of shares equal to 125% of the cash payment that would have been received, in lieu of cash payments. For the year 2004, all of the directors have elected to take such option. In 2004 the Company also issued a one-time grant to its non-employee directors of 20,000 shares of restricted stock and options to purchase 20,000 shares of Common Stock. The options issued to Ms. Quinn and Mr. Connally are exercisable at $2.00 per share and the options issued to Mr. Galt are exercisable at $3.78 per share. The options vest in three equal annual increments.

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid to or accrued by our former chief executive officer (the "named executive officer") during the fiscal years ended December 31, 2003 and 2002. We had no other officers that qualified for disclosure for fiscal years 2003 and 2002 and we did not pay any compensation to any of our officers during 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                           SECURITIES
                                                                                           UNDERLYING
NAME AND PRINCIPAL POSITION                         FISCAL YEAR   SALARY ($)   BONUS ($)   OPTIONS (#)
---------------------------                         -----------   ----------   ---------   -----------
Stephen P. Harrington,............................     2003        150,000         --             --
  President(1)                                         2002        112,500         --        100,000

---------------

(1) Mr. Harrington served as President of the Company from February 18, 2002 through February 26, 2004.

            OPTION GRANTS IN YEARS ENDED DECEMBER 31, 2002 AND 2003

     The following table sets forth for the named executive officer information regarding stock options granted to such officer during the 2002 and 2003 fiscal years.

                               INDIVIDUAL GRANTS

                                             NUMBER OF     % OF TOTAL
                                             SECURITIES     OPTIONS
                                             UNDERLYING    GRANTED TO    EXERCISE OR
                                              OPTIONS     EMPLOYEES IN   BASE PRICE
NAME                                          GRANTED     FISCAL YEAR     ($/SHARE)    EXPIRATION DATE
----                                         ----------   ------------   -----------   ---------------
Stephen P. Harrington......................   100,000         100%          $2.30(1)   August 4, 2008

---------------

(1) The options included above were originally granted in 2002 at an exercise price of $5.00 per share. During 2003 these options were repriced to $2.30 per share.

                       AGGREGATED OPTION EXERCISES IN THE
               2003 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth for the named executive officer information regarding stock options exercised by such officer during the 2003 fiscal year, together with the number and value of stock options held at 2003 fiscal year-end, each on an aggregated basis.

                                                                 NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                  OPTIONS AT FISCAL       OPTIONS AT FISCAL
                              NUMBER OF SHARES                       YEAR-END (#)            YEAR-END ($)
                                ACQUIRED ON         VALUE            EXERCISABLE/            EXERCISABLE/
NAME                              EXERCISE       REALIZED ($)       UNEXERCISABLE          UNEXERCISABLE(1)
----                          ----------------   ------------   ----------------------   --------------------
Stephen P. Harrington.......        None             None              100,000(2)                  --(2)

---------------

(1) The last sales price of the Common Stock on December 31, 2003 as reported on the OTC Bulletin Board was $2.18 per share.

(2) All outstanding options held by Mr. Harrington were exercisable but out-of-the-money at December 31, 2003.

INFORMATION REGARDING EQUITY COMPENSATION PLANS NOT SUBJECT TO SECURITY HOLDER ACTION

     The following table sets forth, as of December 31, 2003, information with respect to securities authorized for issuance under equity compensation plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                         (B)                  (C)
                                                     (A)                              NUMBER OF SECURITIES
                                                  NUMBER OF                           REMAINING AVAILABLE
                                              SECURITIES TO BE                        FOR FUTURE ISSUANCE
                                                 ISSUED UPON      WEIGHTED-AVERAGE        UNDER EQUITY
                                                 EXERCISE OF      EXERCISE PRICE OF    COMPENSATION PLANS
                                                 OUTSTANDING         OUTSTANDING           (EXCLUDING
                                              OPTIONS, WARRANTS   OPTIONS, WARRANTS   SECURITIES REFLECTED
                                                 AND RIGHTS          AND RIGHTS          IN COLUMN (A))
                                              -----------------   -----------------   --------------------
Equity compensation plans approved by
  security holders..........................             0                 NA                  NA
Equity compensation plans not approved by
  security holders..........................       700,000              $2.50                   0
Total.......................................       700,000              $2.50                   0

     The options identified above were issued to the Company's directors on November 5, 2002 and August 4, 2003. The options have terms of five years from the date of grant and were immediately exercisable after issuance. The options were not issued pursuant to any formal plan.

     In the event of a Change In Control, the Company is required to deliver written notice to each optionee fifteen (15) days prior to the occurrence of a Change in Control, during which time all options may be exercised. Thereafter, all options that are neither assumed or substituted in connection with such transaction, automatically expire, unless otherwise determined by the Board. Under the terms of the options, a "Change In Control" is defined to include (i) a sale or transfer of substantially all of the Company's assets; (ii) the dissolution or liquidation of the Company; (iii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company); or (iv) the sale in a single transaction or series of related transactions of stock representing more than 50% of the voting power of all outstanding shares of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is governed by a charter adopted by the Board of Directors in May 2004. The Compensation Committee is comprised of three independent outside directors.

     The Compensation Committee, formed in March 2004, oversees the administration of compensation programs applicable to all employees of the Company, including its executive officers. The Committee has the sole authority to approve to the extent the Committee determines necessary or appropriate the following compensation items based on such evaluation: (a) annual base salary level, (b) annual incentive opportunity level, (c) long-term incentive opportunity level, (d) employment agreements and severance arrangements and (e) any special or supplemental benefits. The Committee shall annually review its evaluation of the performance and approved compensation with the executive officers.

     The Committee seeks to encourage growth in the Company and enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain the highest caliber executive talent in the industry. To achieve those goals, the Compensation Committee believes that the compensation of all employees, including executive officers, should include the following three main components: (i) base salary that is competitive with compensation offered by other oil and gas exploration and production enterprises similar to the Company; (ii) potential for annual bonus based on overall Company performance as well as individual performance; and (iii) the opportunity to participate in long-term stock-based incentives that are intended to encourage the achievement of superior results over time and to align executive and shareholder interests.

     The Compensation Committee was not in place during 2003. The executive compensation of the sole former executive officer serving as President for the year 2003 was comprised of an annual salary of $150,000. This salary was reviewed and approved by the Company's Board of Directors.

     This report is submitted on behalf of the Compensation Committee.

                                          Barry J. Galt, Chairman
                                          Nancy K. Quinn
                                          John B. Connally III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Connally served as a director of the Company during 2002 and 2003. He also served as the President, Chief Executive Officer and a Director of BPK Resources, Inc. during 2002 and 2003. The Company entered into the following transactions with BPK Resources, Inc.:

     Sale of Limited Partnership Interest in CSR-Waha Partners, L.P. to BPK Resources, Inc. On January 15, 2003 the Company sold its 99% limited partnership interest in CSR-WAHA Partners, L.P., a Delaware limited partnership, to BPK Resources, Inc. for a purchase price of $2,000,000. Of this amount, $150,000 was received at closing, $1,500,000 through the issuance of a promissory note due April 30, 2003, and the balance through the issuance to the Company of 600,000 shares of BPK Resources, Inc. common stock. As part of the restructuring in February 2004, the 600,000 shares of BPK Resources, Inc. were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock.

     Loans to BPK Resources, Inc. Between August and October 2002, the Company provided loans to BPK Resources, Inc. in the aggregate principal amount of $645,000. The loans accrued interest at rates of 10% and 12% per annum. Principal and accrued interest were payable on demand. During 2002 two of the Company's subsidiaries, Knox Miss. Partners, L.P. and CSR-WAHA Partners L.P., made short term loans to BPK Resources, Inc. All of these loans were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock as part of the restructuring in February 2004.

CERTAIN TRANSACTIONS

     Options Granted to Executive Officers and Directors. On November 5, 2002 the Company granted non-qualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $5.00 per share to each of the five directors of the Company. The options were immediately exercisable in full and terminated on the earlier of November 4, 2004 or 90 days after cessation of service with the Company. On August 8, 2003 the terms of the 500,000 options granted to directors in 2002 were modified by reducing the option exercise price from $5.00 to $2.30 per share and extending the option expiration date from November 4, 2004 to August 4, 2008.

     On August 4, 2003 the Company issued 100,000 shares of Common Stock and granted options to purchase 200,000 shares of Common Stock to a newly appointed director, Mr. Fioravanti, as director compensation. The options were immediately exercisable in full at an exercise price of $3.00 per share and will expire on August 3, 2008.

     In February 2004, prior to the Company's restructuring, the Company modified the terms of the 700,000 options held by directors to remove the provision for termination of the options 90 days after the cessation of service as a director.

     Waiver of Default from Trident Growth Fund, L.P. The Company failed to comply with three financial covenants contained in the $1,500,000 Convertible Note (the "Note") issued to Trident Growth Fund, L.P., a former beneficial owner of more than 5% of the Common Stock of the Company. On March 24, 2003 Trident granted a waiver of compliance with such covenants for a six-month period ending June 30, 2003 in consideration of the issuance of warrants to purchase 25,000 shares of Common Stock at an exercise price of

$1.60 per share. On June 30, 2003 the Company again failed to comply with three financial covenants and Trident granted a waiver of compliance with such covenants until June 30, 2004. The warrants are immediately exercisable and terminate April 30, 2012. In addition, the Company was obligated to file a registration statement permitting the public resale of shares of Common Stock issuable upon conversion of the Note and cause such registration statement to be declared effective during October 2002. Failure to do so would result in a penalty consisting of the issuance of shares each month equal to 0.1% of our outstanding shares. Trident waived the penalty. As part of the restructuring in February 2004, all of the outstanding balance of the Note has either been repaid or converted into shares of Common Stock.

     Sale of Limited Partnership Interest in CSR-Waha Partners, L.P. to BPK Resources, Inc. On January 15, 2003 the Company sold its 99% limited partnership interest in CSR-WAHA Partners, L.P., a Delaware limited partnership, to BPK Resources, Inc. for a purchase price of $2,000,000. Of this amount, $150,000 was received at closing, $1,500,000 through the issuance of a promissory note due April 30, 2003, and the balance through the issuance to the Company of 600,000 shares of BPK Resources, Inc. common stock. Mr. Connally, one of the Company's directors, was the Chief Executive Officer and a Director of BPK Resources, Inc. As part of the restructuring in February 2004, the 600,000 shares of BPK Resources, Inc. were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock.

     Loans to BPK Resources, Inc. Between August and October 2002, the Company provided loans to BPK Resources, Inc. in the aggregate principal amount of $645,000. The loans accrued interest at rates of 10% and 12% per annum. Principal and accrued interest is payable on demand. During 2002, two of the Company's subsidiaries, Knox Miss. Partners, L.P. and CSR-WAHA Partners L.P., made short term loans to BPK Resources, Inc. All of these loans were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock as part of the restructuring in February 2004.

     Knox Miss., LLC. Knox Miss., LLC serves as the general partner of Knox Miss. Partners, L.P. FEQ Investments, Inc., a former holder of more than 5% of the Common Stock of the Company, owns a 60% membership interest in Knox Miss., LLC. On March 23, 2002 the Company purchased a 99% limited partnership interest in Knox Miss. Partners, L.P. for $2,705,000 and became a party to the Limited Partnership Agreement of Knox Miss. Partners, L.P. Under the terms of the partnership agreement, once capital is returned to all partners, any additional amounts available for distribution are allocated 75% to the limited partners and 25% to Knox Miss., LLC as the general partner. All of the interest in Knox Miss. Partners, L.P. and Knox Miss., LLC was sold by the Company in the restructuring in February 2004.

     During March 2003, the Company paid investment-banking fees of $60,000 to FEQ Investments, Inc., a former principal stockholder of the Company. The investment-banking fees related to the certain debt placements for the benefit of Knox Miss Partners, L.P.

     Purchase of BWP, LLC. On May 20, 2003 the Company purchased all of the issued and outstanding Class B Membership Interests of BWP Gas, LLC, a Delaware limited liability company ("BWP"), by issuing 3,300,000 shares of Common Stock and warrants to purchase an additional 1,650,000 shares and paying $2,500,000 in cash. As the sole Class B Member, the Company serves as the sole manager of BWP. Oklahoma Hills Gas, LLC is the sole Class A Member. The BWP Operating Agreement provides for distributions of profits to be allocated 99% to the Class B Member and 1% to the Class A Member until all capital has been returned to the members. Thereafter, distributions are allocated 75% to the Class B Member and 25% to the Class A Member. HBA Gas, Inc. ("HBA") is the managing member of Oklahoma Hills Gas, LLC, and was the sole Class B Member of BWP prior to the sale of its membership interest to the Company. Ernest Bartlett is the President of HBA and is also the president of FEQ Investments, Inc. ("FEQ"), a former holder of more than 5% of the Common Stock of the Company. All of the interest in BWP was included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock in the restructuring in February 2004.

     PHT Gas, LLC. PHT Gas, LLC, a Delaware limited liability company, served as the general partner of PHT Partners, L.P. until late February 2004. FEQ Investments, Inc., a former principal stockholder of the

Company, owns a 75% membership interest in PHT Gas, LLC. On June 26, 2002, the Company purchased a 99% limited partnership interest (subsequently reduced to 94.1% as a result of the addition of additional limited partners) in PHT Partners, L.P. for $1,150,000 and became party to the Limited Partnership Agreement of PHT Partners, L.P. Under the terms of the partnership agreement, once capital is returned to all partners, any additional amounts available for distribution are allocated 80% to the limited partners and 20% to PHT Gas, LLC as the general partner. In late February 2004 PHT Gas, LLC resigned as the general partner of PHT Partners, L.P., and PHT Holding GP, LLC, a Texas limited liability company owned by the Company, was named as the new general partner. As a result, PHT Gas, LLC relinquished all general partner management rights it held in PHT Partners, L.P., but retained its 20% back-in interest once capital contributions are returned to all partners.

     CSR, LLC. CSR, LLC serves as the general partner of CSR-Waha Partners, L.P., a Delaware limited partnership ("CSRWaha"). FEQ Investments, Inc., a former holder of more than 5% of the Common Stock of the Company, owns a 75% membership interest in CSR, LLC. On August 9, 2002, the Company purchased a 99% limited partnership interest in CSRWaha for $890,000 and became a party to the Limited Partnership Agreement of CSRWaha. Under the terms of the partnership agreement, once capital is returned to all limited partners, any additional amounts available for distribution are allocated 75% to the limited partners and 25% to CSR, LLC as the general partner. On January 15, 2003 the Company sold its interest in CSRWaha.

     LS Gas, LLC. LS Gas, LLC, a Delaware limited liability company, serves as the general partner of Louisiana Shelf Partners, L.P., a Delaware limited partnership ("Louisiana Shelf"). FEQ Investments, Inc., a former principal stockholder of the Company, owns a 25% membership interest in LS Gas, LLC. On December 31, 2002, the Company purchased a 24% limited partnership interest in Louisiana Shelf for $661,250 and became a party to the Limited Partnership Agreement of Louisiana Shelf Partners, L.P. Under the terms of the partnership agreement, once capital is returned to all limited partners, any additional amounts available for distribution are allocated 60% to the limited partners and 40% to LS Gas, LLC, as the general partner. The Company sold its interest in Louisiana Shelf in April 2004.

     Transactions with SPH Investment, Inc. Stephen P. Harrington, the former President and Treasurer and Chairman of the Board of Directors, is the sole officer and director of SPH Investments, Inc. ("SPH"), a former holder of more than 5% of the Common Stock of the Company. In June 2002 the Company borrowed $300,000 from SPH which was repaid as of December 2002. In March 2002, the Company conducted a private placement of $4,150,000 principal amount of 8% unsecured convertible promissory notes in consideration of payments payable over a one-year period. The resulting subscription receivable accrued interest at the rate of 2.69%. SPH purchased $1,500,000 principal amount of these notes. In May 2002, all of these notes were converted into an aggregate of 5,928,797 shares of Common Stock and 4,090,713 shares of series A Preferred Stock. As a result, 2,142,876 shares of Common Stock and 1,478,571 shares of Series A Preferred Stock were issued to SPH. In January 2003, SPH paid the full balance of its outstanding subscription agreements amounting to $906,250. In January and May 2003, the Company borrowed $250,000 and $6,000, respectively, from SPH and issued various 10% demand notes. During 2003 the Company repaid the principal amounts of these notes along with $9,800 accrued interest.

     Loans to International Travel CD's, Inc. In August and September 2002, the Company loaned a total of $475,000 to International Travel CD's, Inc. ("ILCD") pursuant to unsecured 10% promissory notes. Of this amount, $352,500 principal amount of the notes was repaid. On October 5, 2002 in full satisfaction of the $122,500 balance due under the notes, the Company entered into an assignment and release agreement with ILCD pursuant to which ILCD assigned its rights under a secured note issued by an unrelated third party to the Company which was due October 31, 2003. At the time of the transaction, Gerald Harrington, Stephen P. Harrington's brother, was a director and officer of the Company and was the sole officer and director of ILCD. The remaining balance of the notes was included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock in the restructuring in February 2004.

     Transactions with FEQ Investments, Inc. During 2002, the Company paid consulting and finder's fees in the amount of $200,000 and $260,000 to FEQ Investments, Inc., a former principal stockholder of the

Company, and KAB Investments, Inc., an affiliate of FEQ Investments, Inc., respectively, in connection with the acquisition of certain oil and gas properties. In January 2003 the Company paid $693,000 representing all accrued interest due on the converted $9,857,149 promissory notes, to FEQ Investments, Inc. Prior to conversion, the holders of the notes assigned their rights to receive payment of such interest to FEQ Investments, Inc. The Company also loaned $136,000 to FEQ Investments, Inc. pursuant to a 10% demand promissory note. In May 2003 FEQ Investments, Inc. paid the full balance of its outstanding promissory note amounting to $139,204, which included $3,204 of accrued interest.

     On February 19, 2003, Knox Miss. Partners, L.P., a former subsidiary of the Company, borrowed $1,200,000 from Gibralt USA, Inc. and issued a 12% promissory note due on the earlier of June 30, 2003 or our completion of an equity financing resulting in gross proceeds of at least $2,000,000. The Company issued 75,000 shares of Common Stock to the lender. The loan was guaranteed by the Company and FEQ Investments, Inc. This note, along with accrued interest, was repaid during 2003.

     On January 7, 2003 Louisiana Shelf loaned FEQ Investments, Inc. (the former managing member of PHT Gas, LLC and CSR, LLC) $1,220,000 and received a 10% promissory note. As of December 31, 2003, principal in the amount of $5,000 remained outstanding along with $59,638 in accrued interest. In the fourth quarter 2003, Louisiana Shelf loaned an additional $125,000 to FEQ Investments, Inc. which was outstanding at December 31, 2003. During July and August of 2003, FEQ Investments, Inc. paid $305,000 of an outstanding subscription agreement entered into with the Company. As of December 31, 2003 $175,000 remained outstanding along with $17,008 in accrued interest. The subscription receivable along with accrued interest was included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock in the restructuring in February 2004.

     Sale of Non-Core Assets. As part of the restructuring, the Company sold certain non-core assets to an entity owned by the former holders of all of the Company's Series A Preferred Stock and certain of its Series B Preferred Stock in February 2004. Stephen P. Harrington, former President, Treasurer, and Chairman of the Board of Directors, beneficially owned approximately 36% of the Series A Preferred Stock and FEQ Investments, Inc., and its affiliate KAB Investments, Inc., beneficially owned approximately 20% of the Series A Preferred Stock. In addition, FEQ Investments, Inc. and Mr. Harrington owned 17,712.86 shares of the Series B Preferred Stock. A majority of our disinterested directors approved this transfer of the non-core assets.

     Purchase of Securities from RAM Trading, Ltd. On December 16, 2003 RAM Trading Ltd. ("RAM") entered into an agreement with Lancer Offshore, Inc. and Lancer Partners, L.P. to purchase 14,097,672 shares of Common Stock and 103,500.07 shares of our Series B Preferred Stock (collectively, the "Lancer Shares") for $5,280,948. Concurrent with the execution of the foregoing agreement, we entered into an agreement with RAM to purchase the Lancer Shares for $5,330,948, subject to RAM completing the purchase of the Lancer Shares. Both the RAM purchase of the Lancer Shares and the Company's purchase of the Lancer Shares from RAM were consummated on February 26, 2004.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Any stockholder or other interested party may contact the Company's Board of Directors by submitting in writing a communication to the Office of the Corporate Secretary, Endeavour International Corporation, 1001 Fannin, Suite 1700, Houston, Texas 77002. All such communications, other than advertisements or other solicitations, will be forwarded to the appropriate Director(s) for review.

                               PERFORMANCE GRAPH

     As required by applicable rules of the Securities and Exchange Commission, the performance graph shown below was prepared based upon the following assumptions:

          1. $100 was invested in Common Stock on February 27, 2002 (the date the Company's stock became eligible for quotation on the NASDAQ Over-The-Counter Bulletin Board Trading System(1)), and $100 was invested in each of the S&P 500 Index and the Peer Group (as defined below) on February 27, 2002 at the closing price on such date.

          2. The Peer Group investment is weighted based on the market capitalization of each individual company within the applicable peer group at the beginning of the period and each year.

          3. Dividends are reinvested on the ex-dividend dates.

     The Industry peer group ("Peer Group") is comprised of the following: ATP Oil & Gas Corporation, Denbury Resources Inc., Forest Oil Corporation, The Houston Exploration Company, Remington Oil and Gas Corporation, Spinnaker Exploration Company, Stone Energy Corporation and Vintage Petroleum, Inc.

                           COMPARATIVE TOTAL RETURNS

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------
                                                   27-FEB-02    31-DEC-02    31-DEC-03
--------------------------------------------------------------------------------------
 Endeavour International Corporation                $100.00      $136.00      $ 58.13
 S&P 500 Index                                      $100.00      $ 79.27      $100.18
 Peer Group                                         $100.00      $105.00      $126.75

---------------

     1Prior to December 31, 2001, there was no public trading market for the Company's Common Stock. On December 10, 2001, the Common Stock became eligible for quotation in the "Pink Sheets." However, during the period December 10, 2001 through February 26, 2002, there were no bid or ask prices quoted on the Company's Common Stock. On February 27, 2002, the Common Stock became eligible for quotation on the NASDAQ Over-The-Counter Bulletin Board Trading System. On June 15, 2004 the Common Stock began trading on the American Stock Exchange under the symbol END.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph. The Company will not make or endorse any predictions as to future stock performance.

                        APPROVAL OF 2004 INCENTIVE PLAN

                                 (PROPOSAL TWO)

     The Board of Directors adopted the 2004 Incentive Plan (the "2004 Plan") on February 26, 2004, subject to approval by the stockholders of the Company. The Board of Directors believes that by providing key employees with an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the profitable growth of the Company, the 2004 Plan will give employees a stronger incentive to work for the continued success of the Company. The Board also believes that the 2004 Plan will aid the Company in attracting and retaining outside personnel. The principal features of the 2004 Plan are described below; provided, however, that the following summary is qualified in its entirety by reference to the text of the 2004 Incentive Plan, which is attached to this Proxy Statement as Annex B.

GENERAL

     The 2004 Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not constitute incentive stock options ("nonqualified stock options")), restricted stock awards, and other stock based awards including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares, incentive awards valued by reference to the value of securities of, or the performance of, the Company and performance awards, or any combination thereof (see "Types of Awards" below).

SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

     The 2004 Plan covers an aggregate of 6,200,000 shares of Common Stock (subject to certain adjustments in the event of changes in law, exercise of corporate powers, recapitalization of the Company, certain incentive awards and payouts and certain other events ("adjustments")). No more than 1,000,000 shares of Common Stock, subject to adjustments, may be issued pursuant to incentive awards under the 2004 Plan to any one individual in any calendar year. The maximum aggregate cash payout with respect to incentive awards granted in any calendar year which may be made to any one individual is $5,000,000.

ADMINISTRATION

     The 2004 Plan is administered by the Compensation Committee. The Compensation Committee has the power to determine those employees, consultants and/or outside directors that will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are employees of the Company or of any subsidiary of the Company are eligible to receive an incentive stock option under the 2004 Plan. No employee who owns more than ten percent (10%) of the voting power of all classes of stock of the Company shall be eligible for the grant of an incentive stock option award. As of July 19, 2004, there were 20 employees eligible for awards under the 2004 Plan.

TYPES OF AWARDS

     Stock Options. The 2004 Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the terms and conditions of each option granted under the 2004 Plan. The exercise price with respect to each stock option is determined by the Compensation Committee; provided, however, that in the case of an incentive stock option, the exercise price will not be less than fair market value per share on the date the stock option is granted. The term of each stock option will be fixed by the Compensation Committee, such term being limited to ten (10) years from the date of grant for incentive stock option grants and five (5) years from the date of grant for incentive stock option grants made to holders of ten percent (10%) or greater of the Company's Common Stock. The Compensation Committee will determined the time at which the stock option may be exercised, which may be based on a required period of continuous employment with the Company and/or achievement of performance objectives. To the extent that the fair market value of the shares of Common Stock underlying an incentive stock option exceeds $100,000 in any calendar year, such incentive stock option shall be treated as a nonstatutory stock option, to the extent in excess of the $100,000 limit. The Compensation Committee may impose restrictions on share transferability on any grant of stock options or on any shares acquired pursuant to the exercise of a stock option as it may deem advisable. The exercise price of options granted under the 2004 Plan will be paid in full in a manner prescribed by the Compensation Committee. On July 19, 2004, the closing price of Common Stock on the American Stock Exchange was $3.23 per share.

     Restricted Stock. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the grantee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation Committee; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. Each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to grantee in consideration of the performance of services as an employee, consultant or outside director, entitling the grantee to all voting and other ownership rights in such shares. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition and forfeiture obligations lapse.

     Other Stock-Based Awards. Other Stock-Based Awards may be awarded by the Compensation Committee to selected grantees including purchase rights, unrestricted shares of Common stock, convertible or exchangeable debentures, other rights convertible into shares, incentive awards valued by reference to the value of securities or, or the performance of the Company and settlement in cancellation of rights of any person with a vested interest in any other Company sponsored plan. In its discretion, the Compensation Committee may specify such criteria for vesting and payment thereof as it determines. The exercise price of stock appreciation rights granted under the 2004 Plan will be determined by the Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on a date the stock appreciation right is granted (subject to adjustments).

     Performance Awards. The Compensation Committee is authorized to grant performance awards to selected grantees who are employees or consultants of the Company, which may be paid in cash and at the discretion of the Compensation Committee. The Compensation Committee may establish performance goals applicable to performance awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. A grantee's receipt of payment for performance awards for a given period shall be based upon the achievement of those performance objectives determined by the Compensation Committee at the beginning of the period. All other terms of the award shall be established by the Compensation Committee.

CHANGE IN CONTROL

     The 2004 Plan provides that, upon a Change in Control (as defined therein), all outstanding Awards granted automatically become fully vested, any restrictions with respect to such Awards lapse and any performance goals with respect to such Awards are deemed to have been met in full.

EFFECTIVE DATE AND GRANT PERIOD

     The 2004 Plan is adopted by the Board of Directors effective February 26, 2004 (the "Effective Date"), subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. No incentive award shall be granted under the 2004 Plan after ten (10) years from the Effective Date.

The Board of Directors may terminate the 2004 Plan at any time without prejudice to the holders of any then outstanding awards.

OUTSTANDING AWARDS

     As of July 19, 2004 the entire Board of Directors or Compensation Committee has granted to the Company's directors, employees and consultants an aggregate of 805,875 shares of restricted stock and non-qualified stock options to purchase an aggregate of 1,877,500 shares of the Company's Common Stock under the 2004 Plan. Under the terms of the 2004 Plan, each of these awards is expressly subject to the approval of the 2004 Plan by the Company's stockholders at the Annual Meeting or within 12 months of the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

     Tax Withholding. The Company has the power and right to deduct or withhold, or require a grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2004 Plan or an incentive award granted thereunder.

     Share Withholding. With respect to tax withholding required upon the exercise of stock options, upon the lapse of restrictions on restricted stock, or upon any other taxable event arising as a result of any incentive awards, grantees may elect, subject to the approval of the Compensation Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a fair market value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction.

     Incentive Stock Options. Options that constitute incentive stock options within the meaning of Section 422(b) of the Code are subject to special federal income tax treatment. A recipient of an incentive stock option will not realize taxable income at the time of the grant or exercise of such option, and the Company will not be entitled to a deduction at either such time, if the employee makes no disposition of shares acquired pursuant to such incentive stock option
(a) within two years after the option was granted or (b) within one year after exercising such option (collectively, the "Holding Periods"). However, the recipient must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If the recipient exercises an incentive stock option and disposes of the stock in the same year and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. Upon disposition of the shares of Common Stock received upon exercise of an incentive stock option after the Holding Periods, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. Under such circumstances, however, the Company will not be entitled to any deduction for federal income tax purposes.

     If a recipient disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the Holding Periods, the disposition would be treated as a disqualifying disposition. The employee will be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale, if less) over the exercise price and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as a short-term or long-term capital gain, depending on the holding period of the shares of Common Stock. In the event of a disqualifying disposition, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as taxable compensation is treated as received by the recipient. However, the Company will not be entitled to any deduction in connection with any loss to the employee or a portion of any gain that is taxable to the recipient as short-term or long-term capital gain.

     Nonqualified Stock Options. Nonqualified stock options (options that are not incentive stock options within the meaning of Section 422(b) of the Code) will not qualify for special federal income tax treatment.

As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option and the Company is not entitled to a tax deduction by reason of such grant. Upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction assuming any federal income tax reporting requirements are satisfied. Ordinary income realized upon the exercise of a nonqualified stock option is not an adjustment for alternative minimum tax purposes. In the case of an option holder subject to Section 16(b) of the Exchange Act, subject to certain exceptions, ordinary income will be recognized by the optionee (and, subject to the application of Section 162(m) of the Code, and assuming any federal income tax reporting requirements are satisfied, a deduction by the Company) upon the exercise of the nonqualified stock option if the exercise occurs more than six months after the date of grant of the nonqualified stock option. Upon a subsequent disposition of shares received upon exercise of a nonqualified stock option, the optionee will realize a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. However, the Company will not be entitled to any further deduction at that time.

     Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the 2004 Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that the compensation income generated in connection with performance awards granted under the 2004 Plan should not be limited by Section 162(m) of the Code. The 2004 Plan has been designed to provide flexibility with respect to whether restricted stock awards or certain cash awards will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to such awards are based solely upon the satisfaction of one of the performance goals set forth in the 2004 Plan, then the Company believes that the compensation expense relating to such an award will be deductible by the Company if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a Change in Control or vesting based upon continued employment with the Company).

PARTICIPATION IN THE 2004 PLAN

     The grant of awards under the 2004 Plan to employees, consultants and outside directors, including any named executive officer, is subject to the discretion of the Board of Directors. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 2004 Plan. Accordingly, future awards are not determinable. As of July 19, 2004, the fair market value of our common stock was $3.23 per share, which was the closing sale price on such date reported by the American Stock Exchange. The following table sets forth information with respect to any previous grants of options to any named executive officer and the other individuals and groups indicated since the 2004 Plan was adopted. No associate of any of such individuals has been granted options under the 2004 Plan.

                               NEW PLAN BENEFITS
                              2004 INCENTIVE PLAN

                                                 SHARES OF COMMON   WEIGHTED AVERAGE    SHARES OF
                                                 STOCK UNDERLYING    EXERCISE PRICE     RESTRICTED
NAME AND POSITION                                 OPTION GRANTS      PER SHARE ($)     COMMON STOCK
-----------------                                ----------------   ----------------   ------------
Stephen P. Harrington..........................            --               --                --
  Former President
William L. Transier............................       250,000(1)         $2.00                --
  Co-Chief Executive Officer
  Current Director and Nominee for Director
John N. Seitz..................................       250,000(1)         $2.00                --
  Co-Chief Executive Officer
  Current Director and Nominee for Director
John B. Connally III...........................        20,000(1)         $2.00            20,000(2)
  Current Director and Nominee for Director
Barry J. Galt..................................        20,000(1)         $3.78            20,000(2)
  Current Director and Nominee for Director
Nancy K. Quinn.................................        20,000(1)         $2.00            20,000(2)
  Current Director and Nominee for Director
All current executive officers as a group (6
  persons).....................................     1,500,000(1)         $2.00           475,000(3)
All current directors who are not executive
  officers as a group (3 persons)..............        60,000(1)         $2.59            60,000(2)
All employees, including all current officers
  who are not executive officers, as a group...       317,500(1)         $2.00           235,125(4)

---------------

(1) These options vest one-third on January 1, 2005 if continually employed or continually a director through such date and an additional one-third on each of January 1, 2006 and January 1, 2007 if continually employed or continually a director on such dates.

(2) The restrictions on these shares expire on January 1, 2005 if continually a director through such date.

(3) The restrictions on 125,000 of these shares expire on January 1, 2005 if continually employed through such date and, with respect to the other 350,000 shares, the restrictions on one-third expire on January 1, 2005 if continually employed through such date and the restrictions on an additional one-third expire on each of January 1, 2006 and January 1, 2007 if continually employed on such dates.

(4) The restrictions on 96,375 of these shares expire on January 1, 2005 if continually employed through such date and, with respect to the other 138,750 shares, the restrictions on one-third expire on January 1, 2005 if continually employed through such date and the restrictions on an additional one-third expire on each of January 1, 2006 and January 1, 2007 if continually employed on such dates.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE 2004 INCENTIVE PLAN.

     Approval of the 2004 Plan requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Convertible Preferred Stock, voting together as a class, who are represented in person or by proxy at the Annual Meeting. Under the Company's Bylaws, an abstention or broker non-vote would have the same legal effect as a vote against this proposal. A broker non-vote can occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the 2004 Incentive Plan.

DEADLINES FOR STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     You may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. The Company must receive proposals intended for inclusion in next year's proxy statement and proxy card no later than March 18, 2005. If the Company does not receive notice of any matter that a stockholder wishes to raise at the annual meeting in 2005 by June 6, 2005 and the matter is raised at that meeting, the proxy holders for next year's meeting will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Office of the Corporate Secretary, Endeavour International Corporation, 1001 Fannin, Suite 1700, Houston, Texas 77002.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                          By Order of the Board of Directors,

                                          -s- H. DON TEAGUE

                                          H. DON TEAGUE
                                          Secretary

July 23, 2004

                                                                         ANNEX A

                      ENDEAVOUR INTERNATIONAL CORPORATION

                            AUDIT COMMITTEE CHARTER

PURPOSE

     This charter governs the operations of the audit committee of Endeavour International Corporation (the "Company"). The committee is appointed by the Board of Directors to assist the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company's internal audit function and independent auditors, and (4) the independent auditors' qualifications and independence.

     The committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. The committee shall annually review and assess the adequacy of this charter and recommend any suggested changes to the Board for approval.

COMMITTEE MEMBERSHIP

     The committee shall consist of no fewer than three members. The members of the committee shall be appointed by the Board.

     Each of the members of the committee shall meet the independence requirements provided for by law and applicable stock exchange rules. All members shall have sufficient financial experience and ability to enable them to discharge their responsibilities. At least one member of the committee shall meet the financial expert requirements of applicable stock exchange rules.

     Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless such service is approved by the Board and disclosed in the proxy statement.

MEETINGS

     The committee shall meet as often as it determines, but not less frequently than quarterly. The committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions. The committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the committee or to meet with any members of, or consultants to, the committee. It is the responsibility of the committee to encourage open communication between the committee, independent auditors, the internal auditors (or other persons carrying on the internal audit function) and management of the Company.

     A majority of the members of the committee shall constitute a quorum. The committee shall act on the affirmative vote of a majority of the members present at a meeting at which a quorum is present. The committee may also act by unanimous written consent in lieu of a meeting.

DUTIES AND RESPONSIBILITIES

     The primary general responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and requirements of law. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness and legality of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements annually, for reviewing the Company's unaudited interim financial statements and for reporting on certain matters to the committee.

     Within the overall general responsibility the following shall be specific duties and responsibilities of the audit committee.

     - The committee shall be directly responsible for, and have sole authority as to, the appointment, retention and termination, compensation (on behalf of the Company) and oversight of the work of the independent auditors, all for the purpose of such independent auditors' preparation and issuance of audit reports, periodic reports, attestations, comfort letters and other related work as to the Company's financial statements, financial information and accounting matters. The independent auditors shall report directly to the audit committee.

     - The committee shall have sole authority to, and must, pre-approve all audit and non-audit services provided by the independent auditors to the Company (including all fees and terms of service but subject to de minimis exceptions for non-audit services, which must in any event, be approved annually by the audit committee prior to completion of the annual audit). The audit committee may take any measures that it determines to be appropriate to ensure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member or members of the audit committee or to a subcommittee of the audit committee. The decisions of any committee member or members or subcommittee to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting. The committee shall review all required disclosures as to its pre-approval process.

     - The committee shall make regular reports to the Board, including reviewing with the Board any issues that arise as to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

     - At least annually, the committee shall review the independent auditing firm's internal quality control procedures and any material issues raised by the most recent internal quality control review or any review by the Public Company Accounting Oversight Board. The committee shall also review any recent inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the auditing firm and any steps taken to deal with any such inquiry. Additionally, the committee shall review all relationships between the independent auditors and the Company (to assess the auditor's independence). The committee shall also discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     - Based on the annual review and the work of the independent auditors throughout the year, the committee shall evaluate the independent auditors' qualifications, performance and independence, which evaluation shall include the review and evaluation of the lead partner of the independent auditor and other "audit partners" (as defined by law). The committee shall present its conclusions with respect to the independent auditors and its evaluation thereof to the Board annually.

     - For the purpose of assisting in the maintenance of the independence of the Company's auditors, the committee may take any measures that it determines to be appropriate to set, and recommend for Board approval, hiring policies for the Company as to employees or former employees of the independent auditors that meet legal requirements and stock exchange rules as to "cooling off" periods before certain employees of an auditing firm can be hired to serve in specified capacities.

     - The committee shall periodically meet separately with management, the internal auditors and the independent auditors to discuss matters which it determines to be within its purposes, duties and responsibilities. In these regards, the committee shall provide sufficient opportunity and time for the internal auditors (or persons carrying out the internal audit function) and the independent auditors to discuss such matters privately and as thoroughly as the committee shall determine, with the members of the committee. The committee shall meet with the independent auditors prior to the annual audit to discuss its planning and staffing and shall review from time to time with the independent auditors any audit problems or difficulties, and management's response, arising during the course thereof. The committee may, as it requests from time to time, review any accounting adjustments noted or proposed by the independent auditors, whether passed or accepted, any communications between the audit team and the independent auditors' national office as to the Company's accounting issues and any internal control letter issued or proposed to be issued to the Company by the independent auditors.

     - The committee shall receive annual reports (and may receive quarterly reports, and other reports as requested by it from time to time), from the independent auditors on (i) the critical accounting policies and practices of the Company and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications thereof and the preferred treatment thereof and shall receive from both (at the time they are sent) all material written communications between the independent auditors and the Company's management. The committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     - The committee shall review management's periodic assessments of the effectiveness of the Company's internal controls and procedures for financial reporting and the independent auditors' attestations as to management's assessments, as well as management's periodic certifications as to internal controls and procedures for financial reporting and related matters. The committee shall review disclosures made to the committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or any material weaknesses therein.

     - The committee shall review the Company's disclosure controls and procedures from time to time, as well as certifications of Company officers required by law with respect thereto.

     - The committee shall, at least generally, review and discuss with management, and the independent auditors as may be appropriate, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies; it is not necessary to discuss each such matter in advance so long as the types of information and presentations are discussed from time to time, including policies and procedures as to public disclosure of non-GAAP financial measures.

     - The committee shall review the Company's interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations (including the sections thereof dealing with off-balance sheet arrangements and related matters, if any) with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     - The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations (including the sections thereof dealing with off-balance sheet arrangements and related matters, if any) to be included in the Company's Annual Reports on Form 10-K (or in any annual report to shareholders if distributed prior to the filing of a Form 10-K), including their judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of significant judgments and accounting estimates and the clarity of the disclosures in the financial statements and MD&A, and shall make recommendations to the Board as to whether the annual audited financial statements should be included in the annual Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under law and generally accepted auditing standards.

     - While the fundamental responsibility for the Company's financial statements and disclosures rests with management, as reviewed by the independent auditors, the audit committee shall request management, internal auditors and independent auditors to inform them of, and shall review:

      - major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies

      - analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements

      - the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company.

     - The committee shall establish procedures for:

      - the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters

      - the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     - The committee shall, from time to time as it deems appropriate, discuss with Company counsel matters that may have a material impact on the Company's financial statements and compliance with legal requirements and shall receive any attorney's report required by law to be submitted to the committee or the Board, of evidence of a material violation of securities laws or breaches of fiduciary duty or similar violation by the Company or any agent thereof.

     - The committee shall periodically require each of its members to certify that such person meets the independence requirements prescribed by law and applicable stock exchange rules.

     - The committee shall obtain and review a report from the executive officers of the Company regarding the provision of services by the independent auditors of the Company to the Company's executive officers.

     - The committee shall obtain reports from management, the Company's senior internal auditing executive and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company's internal ethics policies. The committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's internal ethics policies.

     - The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                                                         ANNEX B

                      CONTINENTAL SOUTHERN RESOURCES, INC.
                              2004 INCENTIVE PLAN
                         (EFFECTIVE FEBRUARY 26, 2004)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.  GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND
            BENEFITS......................................................   B-1
     1.1      Purpose.....................................................   B-1
     1.2      Definitions.................................................   B-1
     1.3      Plan Administration.........................................   B-5
     1.4      Shares of Common Stock Available for Incentive Awards.......   B-6
     1.5      Share Pool Adjustments for Awards and Payouts...............   B-7
     1.6      Common Stock Available......................................   B-8
     1.7      Participation...............................................   B-8
     1.8      Types of Incentive Awards...................................   B-8
SECTION 2.  STOCK OPTIONS.................................................   B-8
     2.1      Grant of Stock Options......................................   B-8
     2.2      Stock Option Terms..........................................   B-8
     2.3      Stock Option Exercises......................................   B-9
     2.4      Supplemental Payment on Exercise of Nonstatutory Stock
              Options or Stock Appreciation Rights........................  B-11
SECTION 3.  RESTRICTED STOCK..............................................  B-11
     3.1      Award of Restricted Stock...................................  B-11
     3.2      Restrictions................................................  B-12
     3.3      Delivery of Shares of Common Stock..........................  B-12
     3.4      Supplemental Payment on Vesting of Restricted Stock.........  B-13
SECTION 4.  OTHER STOCK-BASED AWARDS......................................  B-13
     4.1      Grant of Other Stock-Based Awards...........................  B-13
     4.2      Other Stock-Based Award Terms...............................  B-13
     4.3      Performance Awards..........................................  B-14
SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION.....................  B-15
     5.1      Plan Conditions.............................................  B-15
     5.2      Transferability and Exercisability..........................  B-16
     5.3      Rights as a Stockholder.....................................  B-17
     5.4      Listing and Registration of Shares of Common Stock..........  B-17
     5.5      Change in Stock and Adjustments.............................  B-17
     5.6      Termination of Employment, Death, Disability and
              Retirement..................................................  B-19
     5.7      Change in Control...........................................  B-20
     5.8      Exchange of Incentive Awards................................  B-21
     5.9      Financing...................................................  B-21
SECTION 6.  GENERAL.......................................................  B-22
     6.1      Effective Date and Grant Period.............................  B-22
     6.2      Funding and Liability of Company............................  B-22
     6.3      Withholding Taxes...........................................  B-22
     6.4      No Guarantee of Tax Consequences............................  B-23
     6.5      Designation of Beneficiary by Participant...................  B-23
     6.6      Deferrals...................................................  B-23
     6.7      Amendment and Termination...................................  B-23

                                                                            PAGE
                                                                            ----
     6.8      Requirements of Law.........................................  B-23
     6.9      Rule 16b-3 Securities Law Compliance and Compliance with
              Company Policies............................................  B-24
     6.10     Compliance with Code Section 162(m).........................  B-24
     6.11     Successors..................................................  B-24
     6.12     Miscellaneous Provisions....................................  B-24
     6.13     Severability................................................  B-24
     6.14     Gender, Tense and Headings..................................  B-25
     6.15     Governing Law...............................................  B-25

                      CONTINENTAL SOUTHERN RESOURCES, INC.
                              2004 INCENTIVE PLAN

                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1  PURPOSE

     The purpose of the Plan is to foster and promote the long-term financial success of Continental Southern Resources, Inc. (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

     The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     Subject to approval by the Company's stockholders pursuant to Section 6.1, the Plan is established effective as of February 26, 2004 (the "EFFECTIVE DATE"). The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2  DEFINITIONS

     The following terms shall have the meanings set forth below:

          (a) Authorized Officer. The Chairman of the Board, the Chief Executive Officer or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

          (b) Board.  The Board of Directors of the Company.

          (c) Cause. Unless otherwise expressly provided in the Grantee's Incentive Agreement, when used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

          (d) Change in Control. Unless otherwise expressly provided in the Grantee's Incentive Agreement, any of the events described in and subject to Section 5.7.

          (e) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

          (f) Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the Plan shall be administered by the full Board.

     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     Notwithstanding the preceding paragraphs, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

     (g) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

     (h) Company. Continental Southern Resources, Inc., a corporation organized under the laws of the State of Nevada, and any successor in interest thereto.

     (i) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     (j) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation sec. 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

     (k) Disability. Unless otherwise expressly provided in the Grantee's Incentive Agreement, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

     (l) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

     (m) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

     Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

     (n) Equity Offering. The private placement of up to 25,000,000 shares of Common Stock solely to accredited investors pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder and that certain Company Confidential Private Placement Memorandum dated January 23, 2004, as supplemented.

     (o) Exchange Act.  The Securities Exchange Act of 1934, as amended.

     (p) Fair Market Value. Except as set forth below, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the closing sale price for a Share on the immediately preceding business day as quoted on the Nasdaq Stock Market, Inc. ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. Notwithstanding the foregoing, the Fair Market Value of one share of Common Stock as of the grant date of any Incentive Award granted within 30 days after the Equity Offering is consummated shall be the price paid per share of Common Stock by the investors in such Equity Offering.

     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

     (r) Immediate Family. With respect to a Grantee, the Grantee's spouse, children or grandchildren (including legally adopted and step children and grandchildren).

     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1(a).

     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Restricted Stock Award, Other Stock-Based Award or Performance Award.

     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     (v) Insider. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

     (bb) Performance Award. An award granted by the Committee to the Grantee under Section 4.3.

     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code sec. 162(m) and Treasury Regulation sec. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

     (dd) Performance Period. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee's right to and the payment value of an Incentive Award.

     (ee) Performance Share or Performance Unit. An Incentive Award that is a Performance Award under Section 4.3 representing a contingent right to receive cash or Shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.

     (ff) Plan. The Continental Southern Resources, Inc. 2004 Incentive Plan as set forth herein and as it may be amended from time to time.

     (gg) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

     (hh) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

     (ii) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

     (jj) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

     (kk) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of sixty-five (65) years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

     (ll) Share.  A share of the Common Stock.

     (mm) Share Pool.  The number of shares authorized for issuance under
Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

     (nn) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such stock option the Grantee has the right to purchase Shares of Common Stock. In accordance with
Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

     (oo) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

     (pp) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3  PLAN ADMINISTRATION

     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee.

With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and canceled.

     (h) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON'S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY'S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY'S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

1.4  SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

     Subject to adjustment under Section 5.5, there shall be available for Incentive Awards under the Plan that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) 6,200,000 Shares of Common Stock; of this amount 6,200,000 Shares of Common Stock reserved under the Plan shall be available for Nonstatutory Stock Options; 6,200,000 of the Shares of Common Stock reserved under the Plan shall be available for grants of Incentive Stock Options; 3,100,000 Shares of Common Stock shall be available for Restricted Stock; and 6,200,000 Shares of Common Stock shall be available for each of the types of the stock based awards individually under Section 4 including each of the Other Stock Based Awards which are authorized under Section 4.1 including, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary and the Performance Awards under Section 4.3. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

     During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

          (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, Restricted Stock, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 1,000,000 Shares.

          (b) The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be five million dollars ($5,000,000).

          (c) With respect to any Stock Option granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option shall continue to count against the maximum number of Shares that may be the subject of Stock Options granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

          (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5  SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS

          The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

          (a) Stock Options;

          (b) Restricted Stock Awards; and

          (c) A payout of an Other Stock-Based Award or Performance Awards in Shares.

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

          (a) A payout of an Other Stock-Based Award or Performance Awards in the form of cash;

          (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

          (c) Payment of an Option Price or Restricted Stock purchase price as provided in the Incentive Agreement or as determined by the Compensation Committee in its sole discretion with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise or grant (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price or Restricted Stock purchase price).

1.6  COMMON STOCK AVAILABLE

     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7  PARTICIPATION

     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option Price with respect to the Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8  TYPES OF INCENTIVE AWARDS

     The types of Incentive Awards that may be granted under the Plan are Stock Options as described in Section 2, Restricted Stock as described in Section 3, Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.

                                   SECTION 2.

                                 STOCK OPTIONS

2.1  GRANT OF STOCK OPTIONS

     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2  STOCK OPTION TERMS

     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment.

Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement and need not be uniform among all Stock Options issued pursuant to the Plan.

     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

     (c) Exercise Price. The Option Price with respect to each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater stockholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3  STOCK OPTION EXERCISES

     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six

(6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i),
(ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a "cashless exercise," if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

     The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

     Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or stock appreciation right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or stock appreciation right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or stock appreciation right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1  AWARD OF RESTRICTED STOCK

     (a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

     (b) Immediate Transfer Without Immediate Delivery of Restricted
Stock. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of

Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     Shares awarded pursuant to a grant of Restricted Stock may be (i) issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or (ii) issued in "book entry" form or other means of evidencing uncertificated Shares, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2  RESTRICTIONS

     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares; provided, further, in lieu of issuing such a stock certificate, the Committee may arrange to make "book entries" or other means of evidencing uncertificated Shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Continental Southern Resources, Inc. 2004 Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Continental Southern Resources, Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Continental Southern Resources, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3  DELIVERY OF SHARES OF COMMON STOCK

     Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 4.

                            OTHER STOCK-BASED AWARDS

4.1  GRANT OF OTHER STOCK-BASED AWARDS

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2  OTHER STOCK-BASED AWARD TERMS

     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publically Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

     (e) Dividends. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares of Common Stock.

4.3  PERFORMANCE AWARDS

     (a) Grant. During the period the Company is a Publicly Held Corporation, the Committee is authorized to grant Performance Awards to selected Grantees who are Employees or Consultants. Performance Awards may be by reference to Performance Shares or Performance Units. Each grant of Performance Awards shall he evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

     (c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary. The Committee shall not permit any such modification that would cause the Performance Awards to fail to qualify for the Performance-Based Exception, if applicable.

     (d) Payment. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.3 applicable to Performance Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation sec. l.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

     (f) Supplemental Payment on Vesting of Performance Units or Performance Shares. The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 5.

                   PROVISIONS RELATING TO PLAN PARTICIPATION

5.1  PLAN CONDITIONS

     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2  TRANSFERABILITY AND EXERCISABILITY

     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and
(C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The termination of employment events of Section 5.6 and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee's termination of employment.

     In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

     No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

5.3  RIGHTS AS A STOCKHOLDER

     (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4  LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5  CHANGE IN STOCK AND ADJUSTMENTS

     (a) Changes in Law or Circumstances. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (c) Recapitalization of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "CORPORATE EVENT" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

     Notwithstanding the previous paragraph of this Section 5.5(f), but subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

          (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

          (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

          (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

5.6  TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety (90) calendar days after his termination date (not to exceed three (3) months in the case of an ISO). Unless otherwise expressly provided in his Incentive Agreement, a Grantee's Employment shall not be deemed to have been terminated if a Grantee who is an Employee becomes a Consultant or Outside Director immediately upon his termination of employment with the Company, or if a Grantee's status otherwise changes between or among Employee, Consultant or Outside Director without a gap in service for the Company in any such capacity. All determinations regarding whether and when there has been a termination of Employment shall be made by the Committee.

     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

     (c) Retirement. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

          (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

          (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three (3) months after termination of employment in the case of an Incentive Stock Option.

     (d) Disability or Death. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

          (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

          (ii) any vested Incentive Award shall expire on the earlier of either
     (A) the expiration date set forth in the Incentive Agreement or (B) the one
     (1) year anniversary date of the Grantee's termination of Employment date.

     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award,
(ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

5.7  CHANGE IN CONTROL

     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

          (a) all of the Stock Options then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;

          (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

          (c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this Section
5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.

     For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company shall be deemed to occur if:

          (a) the Company (A) shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company) or (B) is to be dissolved and liquidated, and as a result of or in connection with such transaction, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board, or

          (b) any person or entity, including a "group" as contemplated by
     Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of 30% or more of the outstanding shares of the Company's voting stock (based upon voting power), and as a result of or in connection with such transaction, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board, or

          (c) the Company sells all or substantially all of the assets of the Company to any other person or entity (other than a wholly-owned subsidiary of the Company) in a transaction that requires shareholder approval pursuant to applicable corporate law; or

          (d) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

          (e) any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

     Notwithstanding the occurrence of any of the foregoing events of this
Section 5.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

5.8  EXCHANGE OF INCENTIVE AWARDS

     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9  FINANCING

     To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.

                                   SECTION 6.

                                    GENERAL

6.1  EFFECTIVE DATE AND GRANT PERIOD

     This Plan is adopted by the Board effective as of the Effective Date subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

6.2  FUNDING AND LIABILITY OF COMPANY

     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3  WITHHOLDING TAXES

     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

6.4  NO GUARANTEE OF TAX CONSEQUENCES

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5  DESIGNATION OF BENEFICIARY BY PARTICIPANT

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

6.6  DEFERRALS

     The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.7  AMENDMENT AND TERMINATION

     The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception,
(d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

6.8  REQUIREMENTS OF LAW

     The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9  RULE 16B-3 SECURITIES LAW COMPLIANCE AND COMPLIANCE WITH COMPANY POLICIES

     With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company's insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent deemed advisable by the Committee in its discretion.

6.10  COMPLIANCE WITH CODE SECTION 162(M)

     While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have any adverse effect on the prior grant of an Incentive Award, or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

6.11  SUCCESSORS

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.12  MISCELLANEOUS PROVISIONS

     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

     (b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

     (c) The expenses of the Plan shall be borne by the Company.

     (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.13  SEVERABILITY

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.14  GENDER, TENSE AND HEADINGS

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.15  GOVERNING LAW

     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Continental Southern Resources, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

                                          CONTINENTAL SOUTHERN RESOURCES, INC.

                                          By:   /s/ STEPHEN P. HARRINGTON
                                            ------------------------------------
                                            Name:    Stephen P. Harrington
                                            Title:   President

                      ENDEAVOUR INTERNATIONAL CORPORATION

                 1001 FANNIN, SUITE 1700, HOUSTON, TEXAS 77002

                                     PROXY

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS, AUGUST 24, 2004

     The undersigned hereby appoints William L. Transier and John N. Seitz, either or both of them, proxies of the undersigned with full power of substitution, to vote all shares of Endeavour International Corporation Common Stock or Series B Preferred Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Endeavour International Corporation to be held in Houston, Texas on Tuesday, August 24, 2004 at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

             ENDEAVOUR INTERNATIONAL CORPORATION -- AUGUST 24, 2004

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                                 DIRECTORS AND
             A VOTE "FOR" THE APPROVAL OF THE 2004 INCENTIVE PLAN.

1. ELECTION OF DIRECTORS:

                                              FOR   WITHHOLD

Barry J. Galt/Class III                       [ ]    [ ]
Nancy K. Quinn/Class II                       [ ]    [ ]
John N. Seitz/Class II                        [ ]    [ ]
John B. Connally III/Class I                  [ ]    [ ]
William L. Transier/Class I                   [ ]    [ ]


2.  APPROVAL OF THE 2004 INCENTIVE PLAN:
          [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
              Please note any address changes.

THIS PROXY WILL BE VOTED AS INDICATED BY THE
STOCKHOLDER(S). IF NO CHOICE IS INDICATED ABOVE,
THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF
EACH OF THE DIRECTORS AND "FOR" THE APPROVAL OF
THE 2004 INCENTIVE PLAN.

                                    --------------------------------------------

                                    Date

                                    --------------------------------------------
                                    Signature of Stockholder

                                    --------------------------------------------
                                    Signature of Stockholder

                                    NOTE: Please sign exactly as your name or names
                                    appear on this Proxy. When shares are held jointly,
                                    each holder should sign. When signing as executor,
                                    administrator, attorney, trustee or guardian,
                                    please give full title as such.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS
                                   POSSIBLE.